                                                     POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints Tane T. Tyler and Mitchell J. Lindauer each as my true and lawful  attorney-in-fact  and agent,  with full power of  substitution and  resubstitution,  for me and in my capacity as a Trustee of Oppenheimer Main Street Fund, Inc. (the "Fund"), to
sign on my behalf any and all  Registration  Statements  (including any  post-effective  amendments to Registration
Statements)  under  the  Securities  Act of  1933,  the  Investment  Company  Act of 1940  and any  amendments  and supplements thereto, and proxy statements or other documents in connection  thereunder,  and to file the same, with all  exhibits  thereto,  and other  documents  in  connection  therewith,  with the U.S.  Securities  and  Exchange
Commission,  granting unto said  attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing  requisite and necessary to be done in and about the premises,  as fully as to all  intents  and  purposes  as I might or could do in  person,  hereby  ratifying  and  confirming  all that  said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.
..

Dated this 28th  day of June, 2004

/s/William L. Armstrong
________________________
William L. Armstrong

Witness:  /s/ Kathleen Ives
         _______________________________
           Kathleen Ives
           Assistant Secretary

POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS,  that the  undersigned,  constitutes and appoints Tane T. Tyler and Mitchell
J. Lindauer each as my true and lawful  attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my capacity as a Trustee of  Oppenheimer  Main Street  Fund,  Inc.  (the  "Fund"),  to sign on my behalf any and all
Registration  Statements  (including any  post-effective  amendments to Registration  Statements)  under the Securities Act of
1933, the Investment Company Act of 1940 and any amendments and supplements  thereto,  and proxy statements or other documents in connection thereunder,  and to file the same, with all exhibits thereto, and other documents in connection therewith,  with the U.S. Securities and Exchange  Commission,  granting unto said  attorneys-in-fact  and agents, and each of them, full power and  authority to do and perform each and every act and thing  requisite  and  necessary to be done in and about the premises, as fully as to all intents and  purposes  as I might or could do in person,  hereby  ratifying  and  confirming  all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.
..

Dated this 28th  day of June, 2004

/s/ Robert G. Avis
________________________
Robert G. Avis

        /s/ Kathleen Ives
Witness:_______________________________
           Kathleen Ives
           Assistant Secretary

                                                       POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS,  that the  undersigned,  constitutes and appoints Tane T. Tyler and Mitchell
J. Lindauer each as my true and lawful  attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my capacity as a Trustee of  Oppenheimer  Main Street  Fund,  Inc.  (the  "Fund"),  to sign on my behalf any and all
Registration  Statements  (including any  post-effective  amendments to Registration  Statements)  under the Securities Act of
1933, the Investment Company Act of 1940 and any amendments and supplements  thereto,  and proxy statements or other documents in connection thereunder,  and to file the same, with all exhibits thereto, and other documents in connection therewith,  with the U.S. Securities and Exchange  Commission,  granting unto said  attorneys-in-fact  and agents, and each of them, full power and  authority to do and perform each and every act and thing  requisite  and  necessary to be done in and about the premises, as fully as to all intents and  purposes  as I might or could do in person,  hereby  ratifying  and  confirming  all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.
..

Dated this 28th  day of June, 2004

/s/ George C. Bowen
________________________
George C. Bowen

         /s/ Kathleen Ives
Witness:_______________________________
           Kathleen Ives
           Assistant Secretary

                                                       POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS,  that the  undersigned,  constitutes and appoints Tane T. Tyler and Mitchell
J. Lindauer each as my true and lawful  attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my capacity as a Trustee of  Oppenheimer  Main Street  Fund,  Inc.  (the  "Fund"),  to sign on my behalf any and all
Registration  Statements  (including any  post-effective  amendments to Registration  Statements)  under the Securities Act of
1933, the Investment Company Act of 1940 and any amendments and supplements  thereto,  and proxy statements or other documents in connection thereunder,  and to file the same, with all exhibits thereto, and other documents in connection therewith,  with the U.S. Securities and Exchange  Commission,  granting unto said  attorneys-in-fact  and agents, and each of them, full power and  authority to do and perform each and every act and thing  requisite  and  necessary to be done in and about the premises, as fully as to all intents and  purposes  as I might or could do in person,  hereby  ratifying  and  confirming  all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.
..

Dated this 28th  day of June, 2004

/S/ Edward L. Cameron
________________________
Edward L. Cameron

         /s/ Kathleen Ives
Witness:_______________________________
           Kathleen Ives
           Assistant Secretary

                                                     POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS,  that the  undersigned,  constitutes and appoints Tane T. Tyler and Mitchell
J. Lindauer each as my true and lawful  attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my capacity as a Trustee of  Oppenheimer  Main Street  Fund,  Inc.  (the  "Fund"),  to sign on my behalf any and all
Registration  Statements  (including any  post-effective  amendments to Registration  Statements)  under the Securities Act of
1933, the Investment Company Act of 1940 and any amendments and supplements  thereto,  and proxy statements or other documents in connection thereunder,  and to file the same, with all exhibits thereto, and other documents in connection therewith,  with the U.S. Securities and Exchange  Commission,  granting unto said  attorneys-in-fact  and agents, and each of them, full power and  authority to do and perform each and every act and thing  requisite  and  necessary to be done in and about the premises, as fully as to all intents and  purposes  as I might or could do in person,  hereby  ratifying  and  confirming  all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.
..

Dated this 28th  day of June, 2004

/s/ Jon S. Fossel
________________________
Jon S. Fossel

         Kathleen Ives
Witness:_______________________________
           Kathleen Ives
           Assistant Secretary

                                                       POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS,  that the  undersigned,  constitutes and appoints Tane T. Tyler and Mitchell
J. Lindauer each as my true and lawful  attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my capacity as a Trustee of  Oppenheimer  Main Street  Fund,  Inc.  (the  "Fund"),  to sign on my behalf any and all
Registration  Statements  (including any  post-effective  amendments to Registration  Statements)  under the Securities Act of
1933, the Investment Company Act of 1940 and any amendments and supplements  thereto,  and proxy statements or other documents in connection thereunder,  and to file the same, with all exhibits thereto, and other documents in connection therewith,  with the U.S. Securities and Exchange  Commission,  granting unto said  attorneys-in-fact  and agents, and each of them, full power and  authority to do and perform each and every act and thing  requisite  and  necessary to be done in and about the premises, as fully as to all intents and  purposes  as I might or could do in person,  hereby  ratifying  and  confirming  all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.
..

Dated this 28th  day of June, 2004

/s/ Sam Freedman
________________________
Sam Freedman

Witness:_______________________________
           Kathleen Ives
           Assistant Secretary

                                                       POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS,  that the  undersigned,  constitutes and appoints Tane T. Tyler and Mitchell
J. Lindauer each as my true and lawful  attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my capacity as a Trustee of  Oppenheimer  Main Street  Fund,  Inc.  (the  "Fund"),  to sign on my behalf any and all
Registration  Statements  (including any  post-effective  amendments to Registration  Statements)  under the Securities Act of
1933, the Investment Company Act of 1940 and any amendments and supplements  thereto,  and proxy statements or other documents in connection thereunder,  and to file the same, with all exhibits thereto, and other documents in connection therewith,  with the U.S. Securities and Exchange  Commission,  granting unto said  attorneys-in-fact  and agents, and each of them, full power and  authority to do and perform each and every act and thing  requisite  and  necessary to be done in and about the premises, as fully as to all intents and  purposes  as I might or could do in person,  hereby  ratifying  and  confirming  all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.
..

Dated this 28th  day of June, 2004

/s/ Beverly Hamilton
________________________
Beverly Hamilton

         Kathleen Ives
Witness:______________________________
           Kathleen Ives
           Assistant Secretary

                                                       POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS,  that the  undersigned,  constitutes and appoints Tane T. Tyler and Mitchell
J. Lindauer each as my true and lawful  attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my capacity as a Trustee of  Oppenheimer  Main Street  Fund,  Inc.  (the  "Fund"),  to sign on my behalf any and all
Registration  Statements  (including any  post-effective  amendments to Registration  Statements)  under the Securities Act of
1933, the Investment Company Act of 1940 and any amendments and supplements  thereto,  and proxy statements or other documents in connection thereunder,  and to file the same, with all exhibits thereto, and other documents in connection therewith,  with the U.S. Securities and Exchange  Commission,  granting unto said  attorneys-in-fact  and agents, and each of them, full power and  authority to do and perform each and every act and thing  requisite  and  necessary to be done in and about the premises, as fully as to all intents and  purposes  as I might or could do in person,  hereby  ratifying  and  confirming  all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.
..

Dated this 28th  day of June, 2004

/s/ Robert J.Malone
________________________
Robert J. Malone

        /s/ Kathleen Ives
Witness:_______________________________
           Kathleen Ives
           Assistant Secretary

                                                       POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS,  that the  undersigned,  constitutes and appoints Tane T. Tyler and Mitchell
J. Lindauer each as my true and lawful  attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my capacity as a Trustee of  Oppenheimer  Main Street  Fund,  Inc.  (the  "Fund"),  to sign on my behalf any and all
Registration  Statements  (including any  post-effective  amendments to Registration  Statements)  under the Securities Act of
1933, the Investment Company Act of 1940 and any amendments and supplements  thereto,  and proxy statements or other documents in connection thereunder,  and to file the same, with all exhibits thereto, and other documents in connection therewith,  with the U.S. Securities and Exchange  Commission,  granting unto said  attorneys-in-fact  and agents, and each of them, full power and  authority to do and perform each and every act and thing  requisite  and  necessary to be done in and about the premises, as fully as to all intents and  purposes  as I might or could do in person,  hereby  ratifying  and  confirming  all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.
..

Dated this 28th day of June, 2004

/s/ William Marshall
________________________
F. William Marshall

                /s/ Kathleen Ives
Witness:_______________________________
           Kathleen Ives
           Assistant Secretary

                                                       POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS,  that the  undersigned,  constitutes and appoints Tane T. Tyler and Mitchell
J. Lindauer each as my true and lawful  attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my capacity as a Trustee,  President and Principal  Executive  Officer of  Oppenheimer  Main Street Fund,  Inc. (the
"Fund"),  to sign on my behalf any and all Registration  Statements  (including any post-effective  amendments to Registration
Statements) under the Securities Act of 1933, the Investment  Company Act of 1940 and any amendments and supplements  thereto, and proxy statements or other documents in connection  thereunder,  and to file the same, with all exhibits thereto, and other documents in connection  therewith,  with the U.S. Securities and Exchange  Commission,  granting unto said  attorneys-in-fact and  agents,  and each of them,  full  power and  authority  to do and  perform  each and every  act and thing  requisite  and necessary  to be done in and about the  premises,  as fully as to all intents  and  purposes as I might or could do in person, hereby ratifying and confirming all that said  attorneys-in-fact  and agents, and each of them, may lawfully do or cause to be done by virtue hereof.
..

Dated this 28th day of June, 2004

/s/ John V. Murphy
________________________
John V. Murphy

          /s/ Kathleen Ives
Witness:_______________________________
           Kathleen Ives
           Assistant Secretary

                                                       POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS,  that the  undersigned,  constitutes and appoints Tane T. Tyler and Mitchell
J. Lindauer each as my true and lawful  attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my capacity as a Treasurer and Principal  Financial and  Accounting  Officer of Oppenheimer  Main Street Fund,  Inc.
(the  "Fund"),  to sign on my  behalf  any and  all  Registration  Statements  (including  any  post-effective  amendments  to
Registration  Statements)  under the  Securities  Act of 1933,  the  Investment  Company  Act of 1940 and any  amendments  and supplements  thereto,  and proxy  statements  or other  documents in  connection  thereunder,  and to file the same,  with all exhibits thereto,  and other documents in connection  therewith,  with the U.S. Securities and Exchange  Commission,  granting unto said  attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and  necessary to be done in and about the  premises,  as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying  and  confirming  all that said  attorneys-in-fact  and agents,  and each of them,  may lawfully do or cause to be done by virtue hereof.
..

Dated this 28th  day of June, 2004

/s/ Brian W. Wixted
________________________
Brian W. Wixted

         /s/ Kathleen Ives
Witness:_______________________________
           Kathleen Ives
           Assistant Secretary